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Exhibit 10.52

Douglas Emmett 1993, LLC

MODIFICATION AGREEMENT

(Long Form)

        This Modification Agreement ("Agreement") is made as of                        , 2006, by and among Douglas Emmett 1993, LLC, a limited liability company organized under the laws of the State of Delaware ("Borrower"); BRENTWOOD PLAZA A CALIFORNIA LIMITED PARTNERSHIP, a limited partnership organized under the laws of the State of California "New Co-Borrower"); each of the lenders that is a signatory hereto identified under the caption "LENDERS" on the signature pages hereto (individually, a "Lender" and, collectively, the "Lenders"); and EUROHYPO AG, NEW YORK BRANCH, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

Factual Background

        A.    Borrower, the Lenders and the Administrative Agent are parties to that certain Loan Agreement dated as of August 25, 2005 (said Loan Agreement, as Modified and in effect from time to time, being herein called the "Loan Agreement"; and except as otherwise herein expressly provided, all terms defined in the Loan Agreement are being used herein as defined therein), whereby the Lenders made Loans to Borrower.

        B.    The Loans are evidenced by, and repayable with interest thereon in accordance with certain Notes and secured by the Deeds of Trust encumbering the Projects referred to in the Loan Agreement which have not heretofore been released (the "Existing Projects") and the other Security Documents.

        C.    Douglas Emmett Realty Advisors, a California corporation ("DERA") guaranteed certain obligations of Borrower in accordance with a Borrower's Manager's Limited Indemnity and Guarantee dated August 25, 2005.

        D.    As of the date of this Agreement, and prior to giving effect to the modifications herein, the outstanding principal balance of the Loans is $170,000,000. In connection with the modifications provided for herein, upon the IPO Closing Time described below, the maximum outstanding principal balance of the Loans will be increased to $233,500,000, New Co-Borrower will assume liability, jointly and severally with Borrower, for the Loan, and New Co-Borrower will encumber an additional project owned by New Co-Borrower (the "New Project") as additional security for the Loans, as modified hereby, and certain other modifications as described herein shall be made to the terms of the Loans.

        E.    Borrower has represented to the Agent and the Lenders that the "Formation Transactions" (as described in that certain Amendment No. 2 to Form S-11 filed on September 20, 2006 with the United States Securities and Exchange Commission(1)) (the "Original S-11") have been consummated. Those transactions include, among other things, an initial public offering (the "IPO") of shares in Douglas Emmett, Inc., a Maryland corporation (the "REIT"), as part of a series of transactions that are intended to qualify as a Permitted Reorganization and a Permitted Public REIT Transfer. Pursuant to those transactions, Douglas Emmett Properties LP, a Delaware limited partnership (the "OP"), is the operating partnership and principal subsidiary of the REIT; each of the partners of Borrower's Member, through a merger with a directly or indirectly wholly-owned subsidiary of the OP, each pursuant to an Agreement and Plan of Merger (collectively, the "Borrower's Member's Constituent's Merger Agreements"), in which each of the partners of Borrower's Member are the surviving entities, and other contribution transactions involving the REIT or its subsidiaries, have become directly or indirectly wholly-owned Subsidiaries of the OP; Borrower's Manager, through a merger with a directly or indirectly wholly-owned subsidiary of the REIT pursuant to an Agreement and Plan of Merger (the "Borrower's Manager Merger Agreement"), in which Borrower's Manager is not the surviving entity, and other contribution transactions involving the REIT or its subsidiaries, has transferred its general partnership interest in each of the partners of Borrower's Member to Douglas Emmett Management, LLC, a Delaware limited liability company ("New General Partner"); Borrower's Manager has resigned as the non-member manager of Borrower and of any existing subsidiaries of Borrower or Borrower's Member that are limited liability companies, and Douglas Emmett Management, Inc., a Delaware corporation ("New Borrower's Manager"), a wholly-owned subsidiary of the REIT, has been appointed as the new non-member manager of Borrower and of any existing subsidiaries of Borrower or Borrower's Member that are limited liability companies; the interests of the member(s) or limited partner(s) in New Co-Borrower have been acquired, pursuant to a merger or acquisition agreement ("New Co-Borrower's Merger Agreement"), and other contribution transactions involving the REIT or its subsidiaries, by the OP; and the interest of the general partner in New Co-Borrower has been acquired, pursuant to New Co-Borrower's Merger Agreement, and other contribution and related transactions involving the REIT or its direct or indirect subsidiaries, by New General Partner; and the Property Management Agreement for each Existing Project or New Project with Douglas, Emmett and Company, a California corporation, has been terminated and new property management agreements for each Existing Project and New Project have been entered into with New General Partner. Borrower's Member's Constituent's Merger Agreements, Borrower's Manager Merger Agreement, New Co-Borrower's Merger Agreement and the other documents entered into in connection with the Formation Transactions are collectively referred to herein as the "Reorganization Documents." The date and time as of which the proceeds of the IPO have been received by the REIT is sometimes referred to herein as the "IPO Closing Time."

(1)
If a further amendment to the S-11 is filed before this Escrow Delivery Letter Agreement becomes effective, this reference may be adjusted to refer to that further amendment.

        F.     Borrower, New Co-Borrower, the Lenders and the Administrative Agent entered into that certain escrow delivery letter agreement, dated as of September     , 2006 (the "Escrow Delivery Letter"), pursuant to which certain documents (including this Agreement) were deposited with counsel to the Administrative Agent in escrow, pending the IPO Closing Time and the satisfaction of certain conditions set forth in such Escrow Delivery Letter.

        G.    Borrower, New Co-Borrower, the Lenders and the Administrative Agent now wish to modify the Loan Agreement and other Loan Documents as set forth below.

Agreement

        Therefore, Borrower, New Co-Borrower, the Lenders and the Administrative Agent agree effective upon the IPO Closing Time as follows:

        1.    Reaffirmation of Loan.    Borrower reaffirms all of its obligations under the Loan Documents, and Borrower and New Co-Borrower acknowledge that they have no claims, offsets or defenses with respect to the payment of sums due under the Notes or any other Loan Document.

        2.    Joinder.    Concurrently herewith Borrower and New Co-Borrower are executing and delivering the Joinder and Supplement Agreement attached hereto, to be effective as of the IPO Closing Time (the "New Co-Borrower Joinder and Supplement"). The New Co-Borrower Joinder and Supplement is a Loan Document. The Co-Borrower Projects referred to in the New Co-Borrower Joinder and Supplement are hereby added to the descriptions contained in Schedule 1A and Schedule 1B of the Loan Agreement. Each such Co-Borrower Project is a Project, as defined in the Loan Agreement. New Co-Borrower is a Borrower Party.

        3.    Modification of Loan Documents.    Effective upon the IPO Closing Time, the Loan Documents are hereby amended, and additional agreements are hereby made with respect to the Loans, as follows:

          (a)    Modified Loan Agreement and Loan Documents.    All references to the Loan Agreement in the Loan Agreement or in any other Loan Documents shall mean the Loan Agreement as modified by this Modification Agreement, and as supplemented by the New Co-Borrower Joinder and Supplement executed by New Co-Borrower. In addition to the documents identified in the Loan Agreement, the Loan Documents shall include, without limitation, this Agreement and the documents delivered pursuant to Sections 2, 3 and 9(c) of the Escrow Delivery Letter.

          (b)    Modification to Allocated Loan Amounts, Appraisal Amounts and Title Insurance Amounts.    Schedules 1.01(1), 1.01(3) and 1.01(9), attached to the Loan Agreement are hereby amended and restated in their entireties by Amended and Restated Schedules 1.01(1), 1.01(3) and 1.01(9) attached to this Agreement. Such Amended and Restated Schedules 1.01(1), 1.01(3) and 1.01(9) set forth, respectively, revised Allocated Loan Amounts, Appraisal Amounts and Title Policy amounts for each Project.

          (c)    Modification to Proportionate Shares and Commitments of the Lenders.    Schedule 1.01(4) attached to the Loan Agreement is hereby amended and restated in its entirety by Amended and Restated Schedule 1.01(4) attached to this Agreement. Such Amended and Restated Schedule 1.01(4) sets forth the revised Proportionate Shares and Commitments of the Lenders.

          (d)    Additional Definitions.    The following additional definitions are hereby added to the Loan Agreement:

              (i)  "Additional Note A" shall mean those certain notes denominated "Additional Advance Note A" dated as of the date hereof, executed by Borrower and New Co-Borrower to the order of the Lender named therein, in the aggregate original principal amount of $36,182,336.19, as the same may be Modified from time to time.

             (ii)  "Additional Note B" shall mean those certain notes denominated "Additional Advance Note B" dated as of the date hereof, executed by Borrower and New Co-Borrower to the order of the Lender named therein, in the aggregate original principal amount of $23,699,430.19, as the same may be Modified from time to time.

            (iii)  "Additional Note C" shall mean those certain notes denominated "Additional Advance Note C" dated as of the date hereof, executed by Borrower and New Co-Borrower to the order of the Lender named therein, in the aggregate original principal amount of $3,618,233.62, as the same may be Modified from time to time.

            (iv)  Reserved.

             (v)  "Co-Borrower" shall mean the New Co-Borrower named in the Modification Agreement, subject to the New Co-Borrower Joinder and Supplement, until such time (if any) as a Qualified Successor Entity shall acquire all of the Co-Borrower Projects owned by such Person and assume the obligations of such Person under the Loan Documents and such Person shall be released from its obligations under the Loan Documents, in accordance with Section 9.03(a)(iii) of the Loan Agreement, at which time the applicable "Co-Borrower" shall be such Qualified Successor Entity.

            (vi)  "Co-Borrower Projects" shall mean the Project or Projects owned by New Co-Borrower that are described in the New Co-Borrower Joinder and Supplement attached to the Modification Agreement.

           (vii)  "Modification Agreement" shall mean the Modification Agreement entered into by Borrower, New Co-Borrower, the Administrative Agent and the Lenders party thereto effective as of the IPO Closing Time.

          (viii)  Reserved.

            (ix)  "OP" means Douglas Emmett Properties, LP, a Delaware limited partnership. All references in the Loan Documents to the Operating Partnership shall mean the OP.

             (x)  "REIT" means Douglas Emmett, Inc., a Maryland corporation. All references in the Loan Documents to the Permitted Public REIT shall mean the REIT.

          (e)    Additional Definitions from Modification Agreement.    The following terms which are defined in this Modification Agreement (and the definitions thereof set forth herein) are hereby added to the Loan Agreement:

              (i)  "Additional Advance"

             (ii)  "Additional Advance Notice"

            (iii)  Reserved.

            (iv)  Reserved.

             (v)  Reserved.

            (vi)  "IPO Closing Date Commitments"

           (vii)  "IPO Closing Date Advance"

          (viii)  "IPO Closing Date Commitment Percentage"

            (ix)  "IPO Closing Time"

             (x)  "Pre-IPO Outstanding Balance"

            (xi)  Reserved.

           (xii)  "New Co-Borrower"

          (xiii)  "New Co-Borrower Joinder and Supplement"

          (xiv)  "New Borrower's Manager"

           (xv)  "New General Partner"

          (f)    Amendments to Certain Definitions.    The definitions of the following terms in the Loan Agreement are hereby amended and restated in their entireties as follows:

              (i)  Reserved.

             (ii)  Reserved.

            (iii)  "Douglas Emmett Realty Funds" shall mean Douglas Emmett Joint Venture, Douglas Emmett Realty Fund 1995, Douglas Emmett Realty Fund 1996, Douglas Emmett Realty Fund 1997, Douglas Emmett Realty Fund 1998, Douglas Emmett Realty Fund 2000, Douglas Emmett Realty Fund 2002 and Douglas Emmett Realty Fund 2005, each Co-Borrower, and their respective Subsidiaries.

            (iv)  "Note A" shall mean, collectively, (i) those certain notes denominated "Note A" dated concurrently with the original Loan Agreement (or notes denominated Note A dated September 7, 2005, given in substitution for certain of such original notes or replacement notes given in substitution for certain of such notes in accordance with the Escrow Delivery

    Agreement), executed by Borrower to the order of the Lender named therein, in the aggregate original principal amount of $96,866,096.86, as the same may be Modified from time to time, and (ii) each Additional Note A. Each Note A shall constitute a "Note" for all purposes under this Agreement and the other Loan Documents.

             (v)  "Note B" shall mean, collectively, (i) those certain notes denominated "Note B" dated concurrently with the original Loan Agreement (or notes denominated Note B dated September 7, 2005, given in substitution for certain of such original notes or replacement notes given in substitution for certain of such notes in accordance with the Escrow Delivery Agreement), executed by Borrower to the order of the Lender named therein, in the aggregate original principal amount of $63,447,293.45, as the same may be Modified from time to time, and (ii) each Additional Note B. Each Note B shall constitute a "Note" for all purposes under this Agreement and the other Loan Documents.

            (vi)  "Note C" shall mean, collectively, (i) those certain notes denominated "Note C" dated concurrently with the original Loan Agreement (or notes denominated Note C dated September 7, 2005, given in substitution for certain of such original notes or replacement notes given in substitution for certain of such notes in accordance with the Escrow Delivery Agreement), executed by Borrower to the order of the Lender named therein, in the aggregate original principal amount of $9,686,609.69, as the same may be Modified from time to time, and (ii) each Additional Note C. Each Note C shall constitute a "Note" for all purposes under this Agreement and the other Loan Documents.

           (vii)  "Qualified Successor Entity" shall mean a Permitted Public REIT Subsidiary of the REIT (other than the OP).

          (viii)  "Stated Maturity Date" means August 31, 2012, subject to Section 2.10.

          (g)    Modifications to certain References.    The following references in the Loan Documents are hereby replaced as follows:

              (i)  Each reference in the Loan Documents to Douglas, Emmett & Company as the Property Manager is hereby replaced with a reference to Douglas Emmett Management, LLC, a Delaware limited liability company.

             (ii)  Each reference in the Loan Documents to DERA as Borrower's Manager is hereby replaced with a reference to Douglas Emmett Management, Inc., a Delaware corporation. Each reference to Borrower's Manager shall mean Douglas Emmett Management, Inc., a Delaware corporation, until such time as a new Borrower's Manager is appointed as permitted by the Loan Agreement. In the case of New Co-Borrower, each reference to Borrower's Manager shall mean and refer to New General Partner.

            (iii)  Each reference in the Loan Documents to DERA as the sole general partner of Borrower's Member is hereby replaced with a reference to Douglas Emmett Management, LLC, a Delaware limited liability company, and each reference to the general partner of Borrower's Member shall mean Douglas Emmett Management, LLC, a Delaware limited liability company, until such time as a new general partner of Borrower's Member is admitted as permitted by the Loan Agreement.

            (iv)  Each reference in the Loan Documents to DERA in its capacity as guarantor pursuant to the Guarantor Documents is hereby replaced with a reference to the OP. Each reference in the Loan Documents to "Borrower's Manager's Limited Indemnity and Guarantee" shall mean and refer to the Limited Indemnity and Guarantee delivered by the OP effective upon the IPO Closing Time.

             (v)  For purposes of the following provisions of the Loan Agreement, the term "Borrower Party" shall include, without limitation, the OP: the definitions of "ERISA Affiliate," "ERISA Event," "Material Adverse Effect," and "Plan," and Sections 7.02, 7.06, 7.07, 7.30, 7.33, 8.03, 9.16 and 12.01(c) of the Loan Agreement.

            (vi)  The references to "Borrower Party" in Section 12.02(a) of the Loan Agreement are hereby replaced with "Bankruptcy Party."

           (vii)  The following Schedules attached to the Loan Agreement are hereby supplemented or amended and restated (as set forth below):

              (A)  Schedules 1.01(6), 1.01(7), 1.01(8), 7.09, and 8.11 are hereby supplemented with respect to the New Projects as set forth on Supplemental Schedules 1.01(6), 1.01(7), 1.01(8), 7.09, and 8.11 attached hereto.

              (B)  Schedules 7.05, 7.11 and 7.22 are hereby amended and restated as set forth in Amended and Restated Schedules 7.05, 7.11, and 7.22 attached hereto.

          (viii)  The "Primary Credit Facility" referred to in the Loan Agreement shall mean the primary revolving credit facility under which the Permitted REIT (directly or through its Operating Partnership or another Permitted REIT Subsidiary) obtains financing for its general purposes..

            (ix)  The reference to "Secured Capital" in the Loan Agreement is hereby revised to "Eastdil Secured Capital and affiliates."

             (x)  The parties acknowledge that the Stub Interest Period ended on (but did not include) September 1, 2005. Accordingly, Section 2.10 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

      "Notwithstanding anything to the contrary contained in this Agreement, (i) the Outstanding Principal Amount under all Notes shall become automatically due and payable on September 1, 2010 if on or prior to such date the Borrower has not paid to the Administrative Agent in accordance with the Fee Letter for the benefit of the Lenders an extension fee equal to five (5) basis points (0.05%) times the Outstanding Principal Amount under all Notes as of September 1, 2010 or if on such date an Event of Default exists and (ii) the Outstanding Principal Amount under all Notes shall become automatically due and payable on September 1, 2011 if on such date the Borrower has not paid to the Administrative Agent in accordance with the Fee Letter for the benefit of the Lenders an extension fee equal to five (5) basis points (0.05%) times the Outstanding Principal Amount under all Notes as of September 1, 2011 or if on such date an Event of Default exists."

        4.    Modification to DSCR for Project Releases.    Section 2.09(a)(v) of the Loan Agreement is hereby modified to replace "1.50-to-1.00" with "1.35-to-1.00."

        5.    Understandings Concerning Hedge Arrangements.    Notwithstanding anything to the contrary set forth in the Loan Agreement or the other Loan Documents, the Aggregate Notional Amount as to which Borrower's obligations set forth in Section 8.19 of the Loan Agreement shall apply shall be an amount equal to the outstanding principal balance of the Loans as of the date of this Agreement, without giving effect to any of the Additional Advances made pursuant to this Agreement, whether on or after the IPO Closing Time; provided, however, that in the event the Outstanding Principal Amount is reduced below such amount, the Aggregate Notional Amount as to which Borrower's obligations set forth in Section 8.19 of the Loan Agreement shall apply shall not exceed the Outstanding Principal Amount. For purposes of Section 8.19 of the Loan Agreement only, the All-In Rate shall be determined pursuant to clause (i) of the first sentence of the definition of All-In Rate. In all other respects, Borrower's obligations set forth in Section 8.19 of the Loan Agreement shall remain in full force and effect. Notwithstanding the foregoing, Borrower or the Other Swap Pledgor may transfer the Hedge Agreements to the OP or any Permitted REIT Subsidiary substantially concurrently with or following the IPO Closing Time so long as (i) the OP or such Permitted REIT Subsidiary assumes the obligations under the Hedge Agreements and indemnifies the Other Swap Pledgor party thereto from any obligations thereunder arising from and after such assumption (unless the Other Swap Pledgor is released by the Counterparty thereto from its obligations thereunder); (ii) the OP or such Permitted REIT Subsidiary assumes and ratifies all of the obligations of the Other Swap Pledgor under the Hedge Agreement Pledge and delivers such documents and takes such other steps as are deemed reasonably necessary by the Administrative Agent to preserve, protect and maintain, and to assure the first priority of, the security interests arising thereunder from and after such assumption; (iii) prior to such transfer, the Third Party Counterparty thereto confirms that such transfer is permitted and that any acknowledgment previously delivered to the Administrative Agent will remain in effect after such transfer; and (iv) all documentation relating to the foregoing is delivered to the Administrative Agent within ten (10) Business Days after such documentation is fully executed and delivered by the parties thereto.

        6.    Modification to DSCR for Restoration following Casualty.    Section 10.03(c)(iv) of the Loan Agreement is hereby modified to replace "1:50[sic]:1.00" with "1.35-to-1.00."

        7.    Modifications to Cross-Default Provision relating to Guaranteed Line of Credit.    Section 12.01(m) of the Loan Agreement shall not apply if the obligations under the applicable Guarantee thereof furnished by a Borrower or Co-Borrower or any Subsidiary of the Borrower or Co-Borrower in conformity with Section 9.04(h) of the Loan Agreement are secured, in compliance with Section 9.02(k) of the Loan Agreement, exclusively by Liens on one or more Excluded Projects, and the obligations under such Guarantee are non-recourse to the Borrower and Co-Borrower and their respective Subsidiaries (except for "carve-outs" for the Borrower's or Co-Borrower's or their respective Subsidiary's fraud, misrepresentation, misappropriation and other exceptions-from-non-recourse with respect to the acts of such Borrower, Co-Borrower or Subsidiary customary in the real estate finance industry). In addition, to the extent that Section 12.01(m) of the Loan Agreement does apply, it shall not be an Event of Default under the Loans unless and until the obligor under the Guaranteed Line of Credit has failed to cure an event of default under the Guaranteed Line of Credit following applicable notice and cure periods thereunder. References in Sections 9.02(k) and 9.04(h) of the Loan Agreement to the phrase "Borrower or its Subsidiaries" shall be replaced by "Borrower or any Co-Borrower or their respective Subsidiaries".

        8.    Effect of Consummation of IPO Transactions.    It is agreed that the REIT is the Permitted Public REIT described in the Loan Agreement; the OP is the Operating Partnership described in the Loan Agreement; the transactions described in the Final S-11 include transactions which comprise the Permitted Reorganization and the Permitted Public REIT Transfer; and that Borrower shall have no further right, from and after the IPO Closing Time, to consummate any other Permitted Reorganization or Permitted Public REIT Transfer, except for transfers which are permitted under Section 9.03 of the Loan Agreement following a Permitted Public REIT Transfer, the changes to Borrower's Manager that are permitted under Section 14.31(a) of the Loan Agreement, the changes to its fiscal year permitted under Section 14.31(b) of the Loan Agreement, the dissolution of the Borrower's Member and its partners and changes in the Property Manager or management arrangements for the Projects that are permitted under Section 14.31(d) of the Loan Agreement (provided that it is understood for both of these purposes that all references therein to the Permitted Public REIT shall mean and refer to the REIT). Effective upon the IPO Closing Time, (i) the provisions of the Loan Agreement which permit transfers to or acquisitions of interests in Borrower by a Permitted Private REIT or a Permitted Private REIT Subsidiary shall be of no further force or effect;

(ii) all references in the Loan Agreement to a "Permitted REIT" shall mean the REIT; and (iii) there shall be only one Permitted Public REIT, which shall be the REIT.

        9.    Participation by DERA or Named Principals Going Forward.    It is understood and agreed that the references to the Named Principals in the following provisions of the Loan Documents shall be of no further force or effect: the definitions of "Immaterial Subsidiary," "Permitted Public REIT" and "Principals," and Sections 9.03(a)(iii), 9.03(b), 9.03(c), 9.04(e), 9.04(f), 9.04(g), 9.15 and 12.01(s).

        10.    Release of DERA and Douglas, Emmett & Company.    The Administrative Agent and the Lenders hereby release (i) DERA from any and all obligations and liabilities under the Guarantor Documents arising from and after the IPO Closing Time and (ii) Douglas Emmett & Company from any and all obligations and liabilities under the Property Manager's Consents arising from and after the IPO Closing Time.

        11.    Reserved.

        12.    Reserved.

        13.    Ratification of Liens.    Each of the Deeds of Trust and other Security Documents is modified to secure payment and performance of the Obligations of Borrower and New Co-Borrower under the Loan Documents as modified and supplemented pursuant to this Agreement, in addition to all other Obligations stated therein to be secured therein.

        14.    Additional Advances.

          (a)   The outstanding balance of the Loans immediately prior to the IPO Closing Time is $170,000,000 (the "Pre-IPO Outstanding Balance").

          (b)   On the date on which the IPO Closing Time occurs, each Lender having an IPO Closing Date Commitment (as defined below) severally agrees to make an additional advance to Borrower (each such loan, an "IPO Closing Date Advance") in an amount identified in Amended and Restated Schedule 1.01(4) as the "IPO Closing Date Commitment" of such Lender in accordance with the terms and conditions set forth in this Section 14. The "IPO Closing Date Commitment Percentage" means, as to any Lender at any time, the percentage equivalent of such Lender's IPO Closing Date Commitment divided by the IPO Closing Date Commitments of all Lenders at such time.

          (c)   Reserved.

          (d)   Reserved.

          (e)   The IPO Closing Date Advances (collectively, "Additional Advances") made by each Lender having an IPO Closing Date Commitment shall be evidenced by the Additional Note A, Additional Note B or Additional Note C, as applicable, delivered to such Lender. Once repaid or prepaid, Borrower may not reborrow any Additional Advance.

          (f)    Additional Advance Notice.    Each Additional Advance shall be made upon the irrevocable written notice (including notice via facsimile confirmed immediately by a telephone call) of Borrower in the form of Exhibit A attached hereto (an "Additional Advance Notice") as more fully provided below:

            (i)    Rate and Terms.    Each Additional Advance shall be a Loan, and shall bear interest and otherwise be subject to the terms and conditions that apply to all other Loans.

            (ii)    Timing of Notice.    Each Additional Advance Notice shall be submitted to and received by the Administrative Agent prior to 9:00 a.m. (New York time) (A) at least three (3) Business Days prior to the specified borrowing date, in the case of Eurodollar Loans; and (B) at least two (2) Business Days prior to the specified borrowing date, in the case of Base Rate Loans. Notwithstanding the foregoing, in the case of the Additional Advance Notice delivered in connection with the IPO Closing Date Advance, the time of day by which such notice shall be delivered shall be prior to 12:00 noon (California time).

            (iii)    Contents of Notice.    Each Additional Advance Notice shall set forth the following information with respect to the Loan subject thereto:

              (A)  a single, specific borrowing date, which shall be a Business Day;

              (B)  a single, exact amount for the Loan, which for any Eurodollar Loan, shall be in an aggregate minimum principal amount of $1,000,000 or any multiple of $100,000 in excess thereof (or such lesser amount as shall then constitute the remaining amount of the IPO Closing Date Commitments);

              (C)  whether the Loan is to be made as a Eurodollar Loan or a Base Rate Loan; and

              (D)  if the Loan is to be made as a Eurodollar Loan, the applicable Interest Period. If an Additional Advance Notice shall fail to specify the applicable Interest Period for any Eurodollar Loan requested, such Loan will be made as a Eurodollar Loan with a one month Interest Period.

          (g)    Notice to Lenders.    Upon receipt of an Additional Advance Notice conforming with the terms of this Section 14, the Administrative Agent shall promptly notify each Lender thereof and of the amount of such Lender's IPO Closing Date Commitment Percentage of the Loan described therein.

          (h)    Funding of Commitments.

              (i)  Each Lender shall make the amount of its IPO Closing Date Commitment Percentage of the IPO Closing Date Advances available to the Administrative Agent for the account of Borrower on the date on which the IPO Closing Time occurs. In furtherance of the foregoing, provided that the Borrower shall have provided to the Administrative Agent prior to 9:00 A.M. New York time on the Business Day before the date on which the IPO Closing Time is scheduled to occur (the "Scheduled Closing Date"), unconditional authorization for closing and funding on the Scheduled Closing Date (including all such authorizations required pursuant to Section 10 of the Escrow Delivery Letter), the Administrative Agent shall provide telephonic or electronic notification thereof to the Lenders on the date the unconditional authorization is received, and each Lender shall initiate by 9:30 a.m. (New York time) the wire transfer of its respective IPO Closing Date Commitment Percentages of the IPO Closing Date Advances to the Administrative Agent for the account of Borrower on the Scheduled Closing Date in Dollars immediately available to the Administrative Agent, and shall otherwise use commercially reasonable efforts to make such funds available to the Administrative Agent for the account of Borrower on the Scheduled Closing Date, with the objective that the Administrative Agent shall have received such funds by such time as to be in a position to make such funds available to Borrower (provided all conditions to funding set forth herein and in the Escrow Delivery Letter have been satisfied) on or prior to 12:00 noon (New York time) on the Scheduled Closing Date, by wire transferring to such account or accounts as shall have been designated to it by Borrower the aggregate of the amounts made available to the Administrative Agent by the Lenders. The Borrower acknowledges that (except for the obligations of the Lenders to initiate wires as provided herein) no assurances have been made by the Lenders or the Administrative Agent that funds necessarily will be available to Borrower by any specific time. If the Borrower provides the above-referenced authorization to the Administrative Agent at least one (1) Business Day before the Scheduled Closing Date, and if for any reason the IPO Closing Time does not occur on the Scheduled Closing Date, the Administrative Agent shall return any funds received from any Lender to such Lender, and the Borrower shall be responsible for all costs and expenses that result from the fundings by the Lenders (including interest for the day in question, unless such funds are returned by the time on such day by which a payment would be required to be made pursuant to Section 4.01(a) of the Loan Agreement in order to avoid the accrual of interest for such day, and costs and expenses of the type referred to in Article V of the Loan Agreement). All amounts to be funded pursuant to this Section shall be funded in Dollars.

             (ii)  Reserved.

          (i)    Reserved.

          (j)    Reserved.

          (k)    Reserved.

        15.    Modifications of Certain Provisions of the Loan Agreement.    The following provisions of the Loan Agreement are hereby modified as follows:

          (a)   The first sentence of Section 7.10 of the Loan Agreement is hereby deleted. The third sentence of Section 7.10 of the Loan Agreement is hereby replaced by the following: "The sole manager of Borrower is New Borrower's Manager. The sole general partner of Borrower's Member is New General Partner."

          (b)   The second sentence of Section 7.11 of the Loan Agreement is hereby replaced by the following: "Neither Borrower nor Borrower's Member has any Subsidiaries except for those shown on Schedule 7.11."

          (c)   The second sentence of Section 7.14 of the Loan Agreement is hereby replaced by the following: "The Borrower and the New Borrower's Manager were organized in the State of Delaware, and the Borrower's Member was organized in the State of California."

          (d)   In Section 7.22 of the Loan Agreement, the reference to "Douglas, Emmett & Company Delinquency/Aging Report (Summarized) dated 7/20/2005" is hereby replaced by "Douglas, Emmett & Company Delinquency/Aging Report (Summarized) dated                        , 2006".

          (e)   In Section 7.26 of the Loan Agreement, the reference to the Property Management Agreement shall be to the Property Management Agreement between Borrower or Co-Borrower and New General Partner in effect as of the IPO Closing Time.

          (f)    Sections 7.35 and 7.37 of the Loan Agreement are hereby deleted.

        16.    Certain Acknowledgments.    Administrative Agent and the Lenders hereby acknowledge and agree as follows:

          (a)   The Formation Transactions and the other elements of the Permitted Reorganization (including, without limitation, modifications to the organizational documents of the Borrower Parties in effect as of the IPO Closing Time) are approved to the extent required by the Loan Documents.

          (b)   The transfer of Equity Interests in any existing Subsidiary of Borrower to Borrower's Member or any other Permitted Public REIT Subsidiary will not require the consent of the Administrative Agent or the Lenders. The transfer of Equity Interests in any existing Subsidiary of Borrower's Member (other than Borrower) to any other Permitted Public REIT Subsidiary will not require the consent of the Administrative Agent or the Lenders.

        17.    Incorporation.    This Agreement shall form a part of each Loan Document, and all references in any Loan Document to a given Loan Document shall mean that document as hereby modified.

        18.    No Prejudice; Reservation of Rights.    This Agreement shall not prejudice any rights or remedies of the Administrative Agent or the Lenders under the Loan Documents, as modified hereby.

        19.    No Impairment.    Except as specifically hereby amended, the Loan Documents shall each remain unaffected by this Agreement and all such documents shall remain in full force and effect. Nothing in this Agreement shall impair the Liens of the Deeds of Trust or other Security Documents. The Deeds of Trust as hereby amended shall remain deeds of trust with power of sale, creating first Liens encumbering each Project.

        20.    Integration.    The Loan Documents, including this Agreement, the Escrow Delivery Letter and the documents delivered concurrently herewith pursuant to the Escrow Delivery Letter: (a) integrate all the terms and conditions mentioned in or incidental to the Loan Documents; (b) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including any of the other Loan Documents, the terms, conditions and provisions of this Agreement shall prevail.

        21.    Miscellaneous.    This Agreement and any attached consents or exhibits requiring signatures may be executed in counterparts (and delivered via facsimile or through electronic delivery of a pdf file), and all such counterparts and documents delivered via facsimile or through electronic delivery of a pdf file shall constitute but one and the same document. If any court of competent jurisdiction determines any provision of this Agreement or any of the other Loan Documents to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part of the Loan Documents. This Agreement shall be governed by the laws of the State of California, without regard to the choice of law rules of that State.

[Signature Pages Follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER:
DOUGLAS EMMETT 1993, LLC, a Delaware limited liability company
By:	Douglas Emmett Management, Inc., a Delaware corporation, its Manager
	By:	William Kamer Chief Financial Officer
NEW CO-BORROWER:
BRENTWOOD PLAZA A CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership
By:	DOUGLAS EMMETT MANAGEMENT, LLC, a Delaware limited liability company, its General Partner
	By:	DOUGLAS EMMETT MANAGEMENT, INC., a Delaware corporation, its Manager
		By:	William Kamer Chief Financial Officer

LENDERS
NOTE A-1 LENDER:
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Babson Capital Management Inc.
Its:	Authorized Agent
By:
Name:
Title:

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NOTE A-2 LENDER:
METROPOLITAN LIFE INSURANCE COMPANY, A NEW YORK CORPORATION
By:
Name:
Title:

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NOTE A-3 LENDER:
WACHOVIA BANK, NATIONAL ASSOCIATION
By:
Name:
Title:

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NOTE A-4 LENDER:
HYPO REAL ESTATE BANK INTERNATIONAL AG
By:
Name:
Title:

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NOTE B-1 LENDER, NOTE B-2A LENDER, NOTE B-9B LENDER AND NOTE B-10B LENDER:
EUROHYPO AG, NEW YORK BRANCH
By:
Name:
Title:
By:
Name:
Title:

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NOTE B-2B LENDER:
BAYERISCHE LANDESBANK, NEW YORK BRANCH
By:
Name:
Title:
By:
Name:
Title:

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NOTE B-3 LENDER:
HYPOTHEKENBANK IN ESSEN AG
By:
Name:
Title:

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NOTE B-4 LENDER:
LANDESBANK BADEN-WÜRTTEMBERG, NEW YORK BRANCH
By:
Name:
Title:
By:
Name:
Title:

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NOTE B-5 LENDER:
LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE
By:
Name:
Title:

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NOTE B-6 LENDER:
LANDESBANK SACHSEN GIROZENTRALE
By:
Name:
Title:
By:
Name:
Title:

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NOTE B-7 LENDER:
LRP LANDESBANK RHEINLAND-PFALZ
By:
Name:
Title:
By:
Name:
Title:

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NOTE B-8 LENDER:
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Babson Capital Management Inc.
Its:	Authorized Agent
By:
Name:
Title:

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NOTE B-9A LENDER:
PB CAPITAL CORPORATION
By:
Name:
Title:
By:
Name:
Title:

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NOTE B-10A LENDER:
PB (USA) REALTY CORPORATION
By:
Name:
Title:
By:
Name:
Title:

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NOTE B-11 LENDER:
PNC BANK, NATIONAL ASSOCIATION
By:
Name:
Title:

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NOTE C-1 LENDER:
BARCLAYS CAPITAL REAL ESTATE INC.
By:
Name:
Title:

[signatures continued on next page]

NOTE C-2 LENDER:
EUROHYPO AG, NEW YORK BRANCH
By:
Name:
Title:
By:
Name:
Title:

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ADMINISTRATIVE AGENT:
EUROHYPO AG, NEW YORK BRANCH, as Administrative Agent
By:
Name:
Title:
By:
Name:
Title:

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MODIFICATION AGREEMENT (Long Form)